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                                                                   Exhibit 10.89

                            STOCK PLEDGE AGREEMENT

          THIS STOCK PLEDGE AGREEMENT ("Agreement"), dated as of August 1, 1999, is made by TAG MEX, INC., a California corporation ("Pledgor"), in favor of those individuals whose names appear on the signature pages hereof under the caption "Pledgees" ("Pledgees"), with reference to the following facts:

      A. Pledgor and Pledgees have entered into an Agreement for Purchase of Stock dated as of August 1, 1999 (the "Purchase Agreement"), under the terms of which Pledgor purchased all of the issued and outstanding shares (the "Shares") of the capital stock of Industrial Exportadora Famian, S.A. de C.V. and Coordinados Elite, S.A. de C.V., corporations formed under the laws of the Republic of Mexico (the "Companies").

      B. As payment for the Shares, Pledgor delivered to Pledgees a non-negotiable promissory note of even date herewith in the original principal amount of U.S.$3,000,000.00 (the "Promissory Note").

      C. As a condition to such purchase, Pledgor has agreed to pledge the Shares to secure the payments due under the Promissory Note.

      NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties agree as follows:

          1.   Definitions. The following terms shall have the meanings
               -----------
      respectively set forth after each:

          "Certificates" means all certificates, instruments or other documents
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      now or hereafter representing or evidencing any Pledged Collateral.

          "Event of Default" means a default under the Promissory Note or this
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      Agreement, which default is not cured within the cure period, if any, provided by the applicable document.

          "Obligations" means the obligations of Pledgor to Pledgees, whether
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      for principal, interest, fees, expenses or otherwise, now or hereafter existing under the Promissory Note or this Agreement.

          "Pledged Collateral" means the Shares purchased by Pledgor from
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      Pledgees pursuant to the Purchase Agreement, together with all products, proceeds, redemption payments, liquidation payments, stock or in kind dividends, instruments and other property, and any and all rights, titles, interests, privileges, benefits and preferences appertaining or incidental to the Pledged Collateral.

          2.   Creation of Security Interest. Pledgor hereby pledges to Pledgees
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and grants to Pledgees a security interest in and to all Pledged Collateral. The security interest and pledge created by this Section 2.1 shall continue in effect until the payment or performance in full of the Obligations.

          3.   Security for Obligations. This Agreement and the pledge and
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security interests granted herein secure the prompt payment and performance of the Obligations.

          4.   Further Assurances. Pledgor agrees that at any time, and from
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time to time, at Pledgor's sole expense, Pledgor will promptly execute, deliver and file or record all further financing statements, instruments and documents, and will take reasonable further actions that may be necessary or desirable, or that Pledgees may reasonably request, in order to enable Pledgees to exercise and enforce their rights and remedies hereunder with respect to any Pledged Collateral and to preserve, protect and maintain the Pledged Collateral and the value thereof, including, without limitation, payment of all taxes, assessments and other charges imposed on or relating to the Pledged Collateral.
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          5.   Voting Rights; Dividends; etc. So long as no Event of Default has
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occurred and is continuing:

               5.1  Voting Rights. Pledgor shall be entitled to exercise any
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and all voting and other consensual rights pertaining to the Pledged Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement.

               5.2  Interest, Dividend and Distribution Rights. Pledgor shall
                    ------------------------------------------
be entitled to receive and to retain and use any and all interest, premiums, dividends or distributions paid in respect of the Pledged Collateral; provided, however, that any and all such dividends or distributions received in the form of capital stock shall be Pledged Collateral.

          6.   Rights During Event of Default. Upon the occurrence of an Event
               ------------------------------
of Default:

               6.1  Voting and Distribution Rights. At the option of Pledgees,
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all rights of Pledgor to exercise the voting and other consensual rights which
Pledgor would otherwise be entitled to exercise pursuant to Section 5.1 above, and to receive the interest, premiums, dividends and distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 5.2 above, shall cease, and all such rights shall thereupon become vested in Pledgees who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such dividends and distributions.

               6.2  Distributions Held in Trust. All dividends and other
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distributions which are received by Pledgor contrary to the provisions of this
Agreement shall be received in trust for the benefit of Pledgees.

          7.   Remedies. Upon the occurrence and during the continuance of an
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Event of Default, Pledgees shall have in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Pledgees may have under this Agreement and under applicable law or in equity, all of the rights and remedies as a secured party under the Uniform Commercial Code as enacted in any such jurisdiction.

          8.   Miscellaneous.
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               8.1  Notices. Any notice or other communication required or
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permitted hereunder shall be in writing in the English language and shall be deemed to have been given (i) if personally delivered, when so delivered, (ii) if mailed, one (1) week after being placed in the United States mail, registered or certified, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof or (iii) if given by telecopier, when such notice or communication is transmitted to the telecopier number set forth on the signature page hereof and written confirmation of receipt is received. Each of the parties shall be entitled to specify a different address by giving the other parties notice as aforesaid.

               8.2  Entire Agreement. This Agreement constitutes the entire
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agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly provided.

               8.3  Headings. Section and subsection headings are not to be
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considered part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

               8.4  Successors and Assigns. All of the terms, provisions and
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obligations of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, representatives, successors and assigns.
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               8.5  Governing Law. The validity, construction and interpretation
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of this Agreement shall be governed in all respects by the laws of the State of
California applicable to contracts made and to be performed wholly within that State.

               8.6  Counterparts. This Agreement may be executed simultaneously
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in two or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

               8.7  Third Parties. Nothing in this Agreement, expressed or
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implied, is intended to confer upon any person other than the parties hereto and their respective heirs, representatives, successors and assigns any rights or remedies under or by reason of this Agreement.

               8.8  Arbitration. Any controversy arising out of or relating to
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this Agreement or the transactions contemplated hereby shall be referred to arbitration before the American Arbitration Association strictly in accordance with the terms of this Agreement and the substantive law of the State of California. The board of arbitrators shall convene at a place mutually acceptable to the parties in the State of California and, if the place of arbitration cannot be agreed upon, arbitration shall be conducted in Los Angeles. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. Neither party shall institute a proceeding hereunder until that party has furnished to the other party, by registered mail, at least thirty (30) days prior written notice of its intent to do so.

               8.9  Construction. This Agreement was reviewed by legal counsel
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for each party hereto and is the product of informed negotiations between the parties hereto. If any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by the parties. Each party hereto acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

               8.10 Consent to Jurisdiction. Subject to Section 8.8, each
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party hereto, to the fullest extent it may effectively do so under applicable law, irrevocably (i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, (iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America, the State of California or the Republic of Mexico (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment and (iv) consents to process being served in any such suit, action or proceeding by mailing a copy thereof by United States mail, registered or certified, postage prepaid, return receipt requested, to CT Corporation at 818 West Seventh Street, Los Angeles, California 90017 (and each party hereby irrevocably appoints CT Corporation as its lawful agent to accept such service of process on behalf of such party). Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.

               8.11 Expenses. Each party shall bear the expenses incurred by
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it in connection with the negotiation, execution and delivery of this Agreement and the other agreements and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

               8.12 Severable Provisions. The provisions of this Agreement
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are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.
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            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

            Pledgor:           TAG MEX, INC.


                               By     /s/ Gerard Guez
                                      ------------------------------------------
                                      Authorized Representative
                                      3151 East Washington Boulevard
                                      Los Angeles, California 90023
                                      Telecopier: (323) 881-0368

            Pledgees:


                                      /s/ Antonio Haddad Haddad
                                      ------------------------------------------
                                      ANTONIO HADDAD HADDAD
                                      Calle Guillermo Prieto No. 200
                                      Fraccionamiento Reforma, C.P. 75770
                                      Tehuacan, Puebla


                                      /s/ Miguel Angel Haddad Yunes
                                      ------------------------------------------
                                      MIGUEL ANGEL HADDAD YUNES
                                      Calle Reforma Norte No. 131
                                      Colonia Centro, C.P. 75770
                                      Tehuacan, Puebla


                                      /s/ Mario Alberto Haddad Yunes
                                      ------------------------------------------
                                      MARIO ALBERTO HADDAD YUNES
                                      Calle Guillermo Prieto No. 200
                                      Fraccionamiento Reforma, C.P. 75770
                                      Tehuacan, Puebla


                                      /s/ Marco Antonio Haddad Yunes
                                      ------------------------------------------
                                      MARCO ANTONIO HADDAD YUNES
                                      Calle Miguel de Cervantes Saavedra
                                      No. 170
                                      Fraccionamiento El Mollino, C.P. 75699
                                      Tehuacan, Puebla


                                      /s/ Rosa Maria Yunes Haddad
                                      ------------------------------------------
                                      ROSA MARIA YUNES HADDAD
                                      Calle Guillermo Prieto No. 200
                                      Fraccionamiento Reforma, C.P. 75770
                                      Tehuacan, Puebla


                                      /s/ Maria Andrea Haddad Yunes
                                      ------------------------------------------
                                      MARIA ANDREA HADDAD YUNES
                                      Calle Guillermo Prieto No. 200
                                      Fraccionamiento Reforma, C.P. 75770
                                      Tehuacan, Puebla